Exhibit 10.4

DEBT PURCHASE AGREEMENT

This Debt Purchase Agreement (“Debt Purchase Agreement”) is made and entered into effective as of June 3, 2010 by and among Gary B. Wolff (“GBW”) and Laufer Bridge Enterprises, Inc. (“Laufer”).

WHEREAS, the parties to this Debt Purchase Agreement desire to modify that a certain promissory note dated September 13, 2008 (the “Promissory Note”) executed between GBW and Laufer by selling and conveying the rights and interests to partial payment of the Promissory Note originally in the amount of fifty thousand ($50,000) dollars since reduced to $28,800 to GBW.

NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereby agree as follows:

1.

Transfer and Assignment. As permitted by Laufer, GBW hereby exercises his rights and interests to receive payments in the amount of $8,800 under the Promissory Note. The remaining rights and interests in the balance of the Debt, if any, will remain with GBW.

2.

Consideration. Consideration to be paid to GBW shall be a total of $8,800.

3.

Agreement to be bound. Laufer agrees to be bound by all the terms and conditions applicable to GBW under the Debt.

4.

Entire Agreement. This Debt Purchase Agreement embodies the entire agreement between GBW and Laufer and supersedes any prior agreements, whether written or oral with respect to the subject matter thereof.

5.

Successors. This Debt Purchase Agreement shall be binding upon and shall inure to the benefit of each of the parties to this Debt Purchase Agreement and each of their respective successors and assigns.

6.

Counterparts. This Debt Purchase Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon and all of which together shall constitute one instrument.

(Remainder of page intentionally left blank: signature page to follow)

IN WITNESS WHEREOF, the parties hereto have caused this Debt Purchase Agreement to be duly executed and delivered as of the date first written above.

Gary B. Wolff, P.C.

/s/ Gary B. Wolff
Name: Gary B. Wolff
Its: President and Sole Owner

ACCEPTED, ACKNOWLEDGED AND APPROVED
Laufer Bridge Enterprises, Inc.

/s/ Joel Stohlman
Name: Joel Stohlman
Its: President

2